SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2004

IntraBiotics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29993	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2483 East Bayshore Road, Suite 100
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 526-6800

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following document is filed as an exhibit to this report:

99.1	Press Release, dated March 4, 2004, entitled “IntraBiotics Reports Fourth Quarter and Fiscal Year 2003 Financial and Operating Results.”

Item 12. Results of Operations and Financial Condition.

     The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On March 4, 2004, IntraBiotics Pharmaceuticals, Inc. issued a press release entitled, “IntraBiotics Reports Fourth Quarter and Fiscal Year 2003 Financial and Operating Results.” This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.

Date: March 5, 2004

/s/ David Tucker

David Tucker Principal Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated March 4, 2004, entitled “IntraBiotics Reports Fourth Quarter and Fiscal Year 2003 Financial and Operating Results.”